Exhibit 99.1

TELARIA REPORTS THIRD QUARTER 2017 FINANCIAL RESULTS

Revenue increases 67% year-over-year with positive Adjusted EBITDA

New York, NY — November 7, 2017 — Telaria, Inc. (NYSE:TLRA), a leading video monetization software company, today announced financial results for the quarter ended September 30, 2017 that exceeded expectations across both revenue and Adjusted EBITDA.

Third Quarter Highlights:

•                  Revenue of $12.7 million, up 67% year-over-year

•                  Gross profit of $12.0 million, up 68% year-over-year

•                  Gross margin of 94%

•                  Adjusted EBITDA(1) of $0.4 million

(1)         Adjusted EBITDA is a non-GAAP financial measure.  Please see the discussion in the section called “Non-GAAP Financial Measures” and the reconciliations included at the end of this press release.

“This was a strong quarter, as we continued our mission to become the single, essential seller platform for the monetization and management of premium video anywhere.  Our results underscore our position as the leading independent video SSP, committed to transparency and premium inventory, focused on advanced solutions for CTV and OTT.  With market-leading technology, an exemplary team and deep premium publisher relationships, we believe that we have all the pieces in place to continue our momentum as we close out the year and head into 2018,” said Chief Executive Officer Mark Zagorski.

Third Quarter and Year-to-Date Results Summary

(in millions, except per share amounts), (unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2017	September 30, 2016	% Change	September 30, 2017	September 30, 2016	% Change

Revenue	$12.7	$7.6	67%	$28.8	$18.7	54%
Gross profit	$12.0	$7.1	68%	$26.3	$17.3	52%
Net loss from continuing operations	$(3.3)	$(4.1)	20%	$(19.6)	$(20.8)	6%
Adjusted EBITDA	$0.4	$(2.0)	NM	$(9.6)	$(10.9)	12%
Net loss per share from continuing operations	$(0.06)	$(0.08)	25%	$(0.39)	$(0.40)	3%

Guidance

Based on information available as of November 7, 2017, the Company expects the following:

Fourth Quarter and Full Year 2017 Outlook

	Q4 2017	Full Year 2017

Revenue	$14.5 - $16.5 million	$43.2 - $45.2 million
Adjusted EBITDA	$2.5 - $3.5 million	$(7.1) – $(6.1) million

Q3 2017 Financial Results Webcast:  The Company will host a conference call at 8:00 AM ET today to discuss the results. The conference call can be accessed toll-free at (877) 407-9039 or (201) 689-8470 (Toll/International). The call will also be broadcast simultaneously at http://telaria.com. Following completion of the call, a recorded replay of the webcast will be available on Telaria’s website. To listen to the telephone replay, call toll-free (844) 512-2921 or (412) 317-6671 (Toll/International), replay Pin #: 13672244. The telephone replay will be available from 11:00 AM ET November 7, 2017 through 11:59 PM ET November 14, 2017.  Additional investor information can be accessed at http://telaria.com.

About Telaria

Telaria (NYSE: TLRA) is the leading independent data-driven software platform built to monetize and manage premium video inventory with the greatest speed, control, and transparency, wherever and however audiences are watching.

“Safe Harbor” Statement: This press release contains forward-looking statements that involve risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from those set forth in or implied by such forward-looking statements. All statements other than statements of historical fact are forward-looking statements, including statements related to 2017 fourth quarter and full year financial guidance. Important factors that could cause actual results or the timing of events to differ materially from those set forth in or implied by any forward-looking statements include, without limitation, risks and uncertainties associated with: the company’s continuing development of its business model; the impact of the disposition of the company’s buyer platform on the company’s operations and financial results, including loss of synergies between the buyer platform and seller platform; unfavorable conditions in the global economy or reductions in digital advertising spend; the company’s ability to effectively innovate and adapt to rapidly changing technology and client needs; increased competition as well as innovations by new and existing competitors; expansion of the online video advertising market; the company’s ability to attract new demand partners and maintain relationships with current demand partners; the company’s ability to increase or maintain spend from existing demand partners, including the Tremor Video DSP buyer platform, which the company sold in August 2017; growth of OTT and connected TV markets; risks of entering new markets in which we have limited or no experience and difficulty adapting our solutions for new markets; the company’s ability to attract sellers of premium video advertising inventory to its platform and secure inventory on terms that are favorable to it; the company’s ability to detect fraudulent or malicious activity and ensure a high level of brand safety for its clients; identifying, attracting and retaining qualified personnel; defects, errors or interruptions in the company’s solutions; the company’s ability to collect and use data to deliver its solutions; the impact of tools that block the display of video ads; the effect of legal, regulatory developments and industry standards regarding internet privacy and other matters; maintaining, protecting and enhancing the company’s intellectual property; costs associated with defending intellectual property infringement, securities litigation and other claims; future opportunities and plans, including the uncertainty of expected future financial performance and results; as well as other risks and uncertainties detailed from time-to-time under the caption “Risk Factors” and elsewhere in the company’s filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2016, filed with the U.S. Securities and Exchange Commission on March 10, 2017, its Quarterly Report on Form 10-Q for the period ended March 31, 2017, filed with the U.S. Securities and Exchange Commission on May 10, 2017, its Quarterly Report on Form 10-Q for the quarter ended June 30, 2017, filed with the U.S. Securities and Exchange Commission on August 9, 2017, and future filings and reports by the company, including its Quarterly Report on Form 10-Q for the quarter ended September 30, 2017.

Forward-looking statements are based on current expectations and beliefs and are not guarantees of future performance or events. Investors are cautioned not to place undue reliance on any forward-looking statements. Furthermore, forward-looking statements speak only as of the date on which they are made, and, except as required by law, Telaria disclaims any obligation to update these forward-looking statements to reflect future events or circumstances.

Non-GAAP Financial Measures: To supplement its consolidated financial statements, which are prepared and presented in accordance with U.S. generally accepted accounting principles (“GAAP”), Telaria reports Adjusted EBITDA, which is a non-GAAP financial measure. We define Adjusted EBITDA as net loss before total interest expense and other income (expense), net, provision for income taxes, and depreciation and amortization expense, and adjusted to eliminate the impact of non-cash stock-based compensation expense, acquisition related costs, mark-to-market expense, executive severance, retention and recruiting costs, other professional fees, expenses for transitional services, other adjustments, and litigation costs. We use Adjusted EBITDA for financial and operational decision-making and as a means to evaluate period-to-period comparisons. We believe that the use of Adjusted EBITDA provides useful information about our operating results, enhances the overall understanding of our past financial performance and future prospects, and allows for greater transparency with respect to a key metric that is used by management in its financial and operational decision making. Non-GAAP financial measures should be considered in addition to results and guidance prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. With respect to our expectations under “Guidance” above, reconciliation Adjusted EBITDA guidance to the closest corresponding GAAP measure is not available without unreasonable efforts on a forward-looking basis due to the high variability, complexity and low visibility with respect to the costs and charges excluded from this non-GAAP measure, in particular, the measures and effects of stock-based compensation expense specific to equity compensation awards that are directly impacted by unpredictable fluctuations in our stock price. We expect the variability of these costs and charges to have a significant, and potentially unpredictable, impact on our future GAAP financial results.

###

Investor Relations Contact:

Andrew Posen

Vice President, Head of Investor Relations

212-792-2315

IR@telaria.com

Media Contact:

Lekha Rao

Vice President, Media Relations & Corporate Communications

646-699-7706

lrao@telaria.com

Exhibit A

Telaria, Inc.

Consolidated Balance Sheets

(in thousands)

(unaudited)

	September 30,	December 31,
	2017	2016
Assets
Current assets:
Cash and cash equivalents	$77,173	$43,160
Accounts receivable, net	48,784	29,429
Prepaid expenses and other current assets	2,076	1,718
Current assets of discontinued operations	—	50,285
Total current assets	128,033	124,592
Long-term assets:
Restricted cash	—	770
Property and equipment, net	4,990	7,263
Intangible assets, net	1,401	1,544
Goodwill	6,323	6,149
Other assets	1,104	1,416
Non-current assets of discontinued operations	—	12,491
Total long-term assets	13,818	29,633
Total assets	$141,851	$154,225

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable and accrued expenses	$51,132	$33,601
Deferred rent, short-term	788	669
Contingent consideration on acquisition, short-term	—	2,483
Deferred income	674	—
Other current liabilities	208	179
Current liabilities of discontinued operations	—	31,492
Total current liabilities	52,802	68,424
Long-term liabilities:
Deferred rent, long-term	5,453	5,996
Deferred tax liabilities	484	447
Other non-current liabilities	233	—
Non-current liabilities of discontinued operations	—	836
Total liabilities	58,972	75,703
Stockholders’ equity:
Common stock	5	5
Treasury stock	(8,443)	(6,037)
Additional paid-in capital	287,124	283,486
Accumulated other comprehensive loss	(246)	(331)
Accumulated deficit	(195,561)	(198,601)
Total stockholders’ equity	82,879	78,522
Total liabilities and stockholders’ equity	$141,851	$154,225

Telaria, Inc.

Consolidated Statements of Operations

(in thousands, except share and per share data)

(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016

Revenue	$12,715	$7,633	$28,788	$18,744
Cost of revenue	764	510	2,445	1,442
Gross profit	11,951	7,123	26,343	17,302

Operating Expenses:
Technology and development(1)	2,116	1,565	6,650	5,127
Sales and marketing(1)	7,461	5,359	21,687	16,362
General and administrative(1)	5,343	3,388	14,990	11,943
Depreciation and amortization	984	1,018	2,995	2,802
Mark-to-market(2)	—	6	148	1,095
Total operating expenses	15,904	11,336	46,470	37,329

Loss from continuing operations	(3,953)	(4,213)	(20,127)	(20,027)

Interest and other (expense) income, net:
Interest expense	(64)	(4)	(254)	(19)
Other (expense) income, net	715	72	800	(213)
Total interest and other (expense) income, net	651	68	546	(232)

Loss from continuing operations before income taxes	(3,302)	(4,145)	(19,581)	(20,259)

Provision for income taxes	(29)	(31)	56	497

Loss from continuing operations, net of income taxes	$(3,273)	$(4,114)	$(19,637)	$(20,756)

Gain on sale of discontinued operations, net of income taxes	14,924	—	14,924	—
Income from discontinued operations, net of income taxes	643	497	7,847	210
Total income from discontinued operations, net of income taxes	$15,567	$497	$22,771	$210

Net income (loss)	$12,294	$(3,617)	$3,134	$(20,546)

Net earnings (loss) per share - basic and diluted:
Continuing operations	$(0.06)	$(0.08)	$(0.39)	$(0.40)
Discontinued operations	$0.30	$0.01	$0.45	$0.01
Attributable to Telaria, Inc.	$0.24	$(0.07)	$0.06	$(0.39)

Weighted-average number of shares of common stock outstanding:
Basic and diluted	50,642,344	52,473,601	50,280,849	52,493,099

(1) Stock-based compensation expense included above:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016
	(unaudited)		(unaudited)

Technology and development	$155	$131	$455	$336
Sales and marketing	902	83	1,252	362
General and administrative	477	397	1,323	1,155
Total in continuing operations	1,534	611	3,030	1,853
Discontinued operations	102	349	671	1,096
Total stock-based compensation expense	$1,636	$960	$3,701	$2,949

(2) Reflects expense incurred based on the Company’s re-measurement, at June 30, 2017 and September 30, 2016, of the estimated fair value of earn-out payments that were paid in connection with the acquisition of The Video Network Pty Ltd, an Australian proprietary limited company (“TVN”), and which are not conditioned on continued employment with the Company.

Telaria, Inc.

Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Nine Months Ended
	September 30,
	2017	2016

Cash flows from operating activities:
Net loss from continuing operations	$(19,637)	$(20,756)
Net income from discontinued operations	22,771	210

Adjustments required to reconcile net loss to net cash used in operating activities:
Depreciation and amortization expense	6,217	6,922
Gain on sale of discontinued operations, before income taxes	(15,222)	—
Loss from sublease	—	341
Bad debt expense (recovery)	385	(61)
Mark-to-market expense	148	1,095
Compensation expense related to acquisition contingent consideration	1,810	2,751
Loss on disposal of property and equipment	—	23
Stock-based compensation expense	3,706	2,949
Net changes in operating assets and liabilities:
(Increase) decrease in accounts receivable	(8,856)	10,590
(Increase) decrease in prepaid expenses and other assets	(3,014)	682
(Increase) decrease in restricted cash	770	(170)
Increase (decrease) in accounts payable and accrued expenses	5,225	(9,815)
Increase in other current liabilities	29	—
Decrease in contingent consideration on acquisition	(4,753)	(3,406)
Increase (decrease) in deferred rent	(143)	889
Increase (decrease) in deferred tax liability	37	(8)
Increase (decrease) in deferred income	902	(60)
Net cash used in operating activities	(9,625)	(7,824)

Cash flows from investing activities:
Purchase of property and equipment	(1,017)	(2,727)
Cash received from sale of discontinued operations	49,000	—
Expenses paid with respect to sale of discontinued operations	(1,954)	—
Net cash provided by (used in) investing activities	46,029	(2,727)

Cash flows from financing activities:
Proceeds from common stock issuance	446	500
Decrease in contingent consideration on acquisition	—	(431)
Proceeds from the exercise of stock options awards	403	150
Principal portion of capital lease payments	(215)	—
Treasury stock - repurchase of stock	(2,406)	(1,516)
Tax withholdings related to net share settlements of restricted stock units	(1,011)	(405)
Net cash used in financing activities	(2,783)	(1,702)

Net increase (decrease) in cash and cash equivalents	33,621	(12,253)

Effect of exchange rate changes in cash and cash equivalents	392	(82)

Cash and cash equivalents at beginning of period	43,160	59,887
Cash and cash equivalents at end of period	$77,173	$47,552

Exhibit B

Telaria, Inc.

Consolidated Quarterly Statement of Operations

(in thousands)

(unaudited)

	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017

Revenue	$5,409	$5,702	$7,633	$10,377	$6,139	$9,934	$12,715

Other cost of revenue	526	406	510	769	764	917	764

Gross Profit	4,883	5,296	7,123	9,608	5,375	9,017	11,951

Technology & development	1,951	1,611	1,565	1,967	2,425	2,109	2,116
Sales & marketing	5,708	5,295	5,359	5,781	6,526	7,700	7,461
General & administrative	4,717	3,838	3,388	4,147	4,873	4,774	5,343
Depreciation and amortization	815	969	1,018	952	1,021	990	984
Mark to market	1,044	45	6	168	55	93	—
Total operating expenses	14,235	11,758	11,336	13,015	14,900	15,666	15,904

Loss from operations	(9,352)	(6,462)	(4,213)	(3,407)	(9,525)	(6,649)	(3,953)

Total interest and other (expense) income, net	(254)	(46)	68	(20)	(27)	(78)	651

Loss before provision for income taxes	(9,606)	(6,508)	(4,145)	(3,427)	(9,552)	(6,727)	(3,302)

Provision for income taxes	338	190	(31)	(333)	9	76	(29)

Loss from continuing operations, net of income taxes	$(9,944)	$(6,698)	$(4,114)	$(3,094)	$(9,561)	$(6,803)	$(3,273)

Income (loss) from discontinued operations, net of income taxes	(1,130)	843	497	2,693	2,701	4,503	15,567

Net income (loss)	$(11,074)	$(5,855)	$(3,617)	$(401)	$(6,860)	$(2,300)	$12,294

Adjusted EBITDA	$(5,150)	$(3,782)	$(1,958)	$(835)	$(6,748)	$(3,227)	$416

Exhibit C

Telaria, Inc.

Reconciliation of Net Loss from Continuing Operations to Adjusted EBITDA

(in thousands)

(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017	2016	2017	2016

Net loss from continuing operations	$(3,273)	$(4,114)	$(19,637)	$(20,756)
Adjustments:
Depreciation and amortization expense	984	1,018	2,995	2,802
Total interest and other expense (income), net	(651)	(68)	(546)	232
Provision for income taxes	(29)	(31)	56	497
Stock-based compensation expense	1,534	611	3,030	1,853
Acquisition-related costs(1)	—	616	1,810	2,764
Mark-to-market expense(2)	—	6	148	1,095
Executive severance, retention and recruiting costs	887	(9)	1,219	163
Other professional fees(3)	600	—	900	—
Expenses for transitional services(4)	364	—	364	—
Other adjustments(5)	—	—	102	266
Litigation costs	—	13	—	194
Total net adjustments	3,689	2,156	10,078	9,866
Adjusted EBITDA	$416	$(1,958)	$(9,559)	$(10,890)

(1) Reflects acquisition-related costs incurred in connection with our acquisition of TVN.  Includes compensation-related expenses related to contingent consideration payments that were paid to certain TVN sellers that are subject to continued employment of $0 and $616 for the three months ended September 30, 2017 and 2016 respectively and $1,810 and $2,751 for the nine months ended September 30, 2017 and September 30, 2016, respectively.

(2) Reflects expense incurred based on the Company’s re-measurement, at June 30, 2017 and September 30, 2016, of the estimated fair value of earn-out payments that were paid in connection with the acquisition of TVN and which are not conditioned on continued employment with the Company.

(3) Professional fees incurred in connection with the Company’s sale of its buyer platform in August 2017.

(4) Reflects cost incurred providing transitional services to Taptica in connection with the Company’s sale of its buyer platform.

(5) Reflects amounts accrued in connection with a one-time change in the Company’s employee vacation policy.

Telaria, Inc.

Reconciliation of Net Loss from Continuing Operations to Adjusted EBITDA

(in thousands)

(unaudited)

	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017

Net loss from continuing operations	$(9,944)	$(6,698)	$(4,114)	$(3,094)	$(9,561)	$(6,803)	$(3,273)
Adjustments:
Depreciation and amortization expense	815	969	1,018	952	1,021	990	984
Total interest and other expense (income), net	254	46	(68)	20	27	78	(651)
Provision for income taxes	338	190	(31)	(333)	9	76	(29)
Stock-based compensation expense	572	670	611	633	744	752	1,534
Acquisition-related costs(1)	1,219	929	616	819	825	985	—
Mark-to-market expense(2)	1,044	45	6	168	55	93	—
Executive severance, retention and recruiting costs	105	67	(9)	—	30	302	887
Other professional fees(3)	—	—	—	—	—	300	600
Expenses for transitional services(4)	—	—	—	—	—	—	364
Other adjustments(5)	266	—	—	—	102	—	—
Litigation costs	181	—	13	—	—	—	—
Total net adjustments	4,794	2,916	2,156	2,259	2,813	3,576	3,689
Adjusted EBITDA	$(5,150)	$(3,782)	$(1,958)	$(835)	$(6,748)	$(3,227)	$416

(1) Reflects acquisition-related costs incurred in connection with our acquisition of TVN.  Includes compensation-related expenses related to contingent consideration payments that were paid to certain TVN sellers that are subject to continued employment.

(2) Reflects expense incurred based on the Company’s re-measurement of the estimated fair value of earn-out payments that were paid in connection with the acquisition of TVN and which are not conditioned on continued employment with the Company.

(3) Professional fees incurred in connection with the Company’s sale of its buyer platform in August 2017.

(4) Reflects cost incurred providing transitional services to Taptica in connection with the Company’s sale of its buyer platform.

(5) Reflects amounts accrued in connection with a one-time change in the Company’s employee vacation policy.